                      SECURITIES AND EXCHANGE COMMISSION

                             Washington, DC 20549

                                   Form 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report: January 24, 1995

                                  AT&T Corp.

    A New York                 Commission File            I.R.S. Employer
    Corporation                  No. 1-1105               No.  13-4924710

           32 Avenue of the Americas, New York, New York 10013-2412

                       Telephone Number (212) 387-5400

Form 8-K
January 24, 1995                                            AT&T Corp.

Item 5.  Other Events

Results for the Year Ended December 31, 1994

     On January 24, 1995, AT&T Corp. ("AT&T" or the "Company") announced the earnings results for the year ended December 31, 1994. The following information is set forth below:

1. Consolidated Statements of Income for the Three Months and Twelve Months Ended December 31, 1994 and December 31, 1993.

2.       Consolidated Balance Sheets at December 31, 1994 and December 31, 1993.

3.       Notes to Consolidated Financial Statements.

Form 8-K
January 24, 1995

                                          AT&T CONSOLIDATED STATEMENTS OF INCOME
                                        Dollars in millions except per share amounts
                                                                     Three Months Ended            Twelve Months Ended
                                                                        December 31                    December 31
                                                                   1994           1993(a)         1994(a)       1993(a)
                                                                   -------        -------         -------       -------
SALES AND REVENUES
  Telecommunications services                                      $10,959        $10,394         $43,425       $41,623
  Products and systems                                               7,086          5,927          21,161        17,925
  Rentals and other services                                         2,170          2,037           7,391         7,299
  Financial services and leasing                                       895            712           3,117         2,504
                                                                   -------        -------         -------         -----

TOTAL REVENUES                                                      21,110         19,070          75,094        69,351

COSTS (c)
  Telecommunications services:
    Access and other interconnection costs                           4,377          4,417          17,797        17,772
    Other costs                                                      1,823          1,938           7,466         7,623
                                                                   -------        -------          ------        ------
  Total telecommunications services                                  6,200          6,355          25,263        25,395
  Products and systems                                               4,518          3,665          13,273        10,966
  Rentals and other services                                         1,125          1,055           3,629         3,563
  Financial services and leasing                                       628            496           2,152         1,711
                                                                   -------        -------         -------        ------

TOTAL COSTS                                                         12,471         11,571          44,317        41,635

GROSS MARGIN                                                         8,639          7,499          30,777        27,716

OPERATING EXPENSES (c)
  Selling, general & administrative
    expenses (b)                                                     5,591          4,988          19,637        18,037
  Research & development expenses                                      832            833           3,110         3,111
                                                                   -------        -------         -------       -------

TOTAL OPERATING EXPENSES                                             6,423          5,821          22,747        21,148

OPERATING INCOME                                                     2,216          1,678           8,030         6,568

Other income - net (d)                                                  67            (39)            236           476
Loss on sale of stock by a subsidiary (e)                                -              -               -             9
Interest expense                                                       168            326             748         1,032
                                                                   -------        -------         -------       -------

Income before income taxes and
  cumulative effects of accounting changes                           2,115          1,313           7,518         6,003
Provision for income taxes                                             777            537           2,808         2,301
                                                                   -------        -------         -------       -------

Income before cumulative effects of
  accounting changes                                                 1,338            776           4,710         3,702
                                                                   -------        -------         -------       -------
Cumulative effects on prior years of
  changes in accounting for:
  Postretirement benefits (net of
    income tax benefit of $4,294) (f)                                    -              -               -        (7,023)
  Postemployment benefits (net of
    income tax benefit of $681) (g)                                      -              -               -        (1,128)
  Income taxes (h)                                                       -              -               -        (1,457)
                                                                  --------       --------        --------       --------

Cumulative effects of accounting changes                                 -              -               -        (9,608)
                                                                  --------       --------        --------       --------

NET INCOME (LOSS)                                                  $ 1,338        $   776         $ 4,710      $ (5,906)
                                                                   =======        =======         =======      =========

Weighted average common shares
  outstanding (millions)                                             1,571          1,554           1,564         1,547

PER COMMON SHARE:
Income before cumulative effects of
  accounting changes                                              $   0.85       $   0.50        $   3.01      $   2.39
Cumulative effects of accounting changes                                 -              -               -         (6.21)
                                                                 ---------      ---------        --------      ---------

NET INCOME (LOSS)                                                 $   0.85       $   0.50        $   3.01      $  (3.82)
                                                                  ========       ========        ========      =========

Dividends declared per common share                               $   0.33       $   0.33        $   1.32      $   1.32

   The accompanying footnotes are an integral part of the financial statements.

Form 8-K
January 24, 1995

                                              AT&T CONSOLIDATED BALANCE SHEETS
                                        Dollars in millions except per share amount
                                                                                   DECEMBER 31          DECEMBER 31
                                                                                      1994                 1993
                                                                                 --------------         ----------
ASSETS
Cash and temporary cash investments                                                $   1,208             $     671
Receivables less allowances of $1,251 and $1,040
    Accounts receivable                                                               13,671                12,294
    Finance receivables                                                               14,952                11,370
Inventories                                                                            3,633                 3,222
Deferred income taxes                                                                  3,030                 2,079
Other current assets                                                                   1,117                   732
                                                                                   ---------             ---------
Total current assets                                                                  37,611                30,368

Property, plant and equipment net of accumulated
   depreciation of $23,947 and $22,281                                                22,035                21,015
Licensing cost, net of accumulated amortization
   of $613 and $505                                                                    4,251                 3,995
Investments                                                                            2,708                 3,060
Finance receivables                                                                    4,513                 3,815
Prepaid pension costs                                                                  4,151                 3,575
Other assets                                                                           3,993                 3,565
                                                                                   ---------             ---------

TOTAL ASSETS                                                                       $  79,262             $  69,393
                                                                                   =========             =========

LIABILITIES AND DEFERRED CREDITS
Accounts payable                                                                   $   6,011             $   4,853
Payroll and benefit-related liabilities                                                4,105                 3,802
Postretirement and postemployment benefit liabilities                                  1,029                 1,301
Debt maturing within one year                                                         13,666                11,063
Dividends payable                                                                        518                   448
Other current liabilities                                                              5,601                 4,587
                                                                                    --------              --------
Total current liabilities                                                             30,930                26,054

Long-term debt including capital leases                                               11,358                11,802
Postretirement and postemployment benefit liabilities                                  8,754                 9,083
Other liabilities                                                                      4,285                 4,363
Deferred income taxes                                                                  3,913                 2,231
Unamortized investment tax credits                                                       232                   270
Other deferred credits                                                                   776                   263
                                                                                    --------             ---------
Total liabilities and deferred credits                                                60,248                54,066

MINORITY INTERESTS (i)                                                                 1,093                 1,953

SHAREOWNERS' EQUITY
Common stock - par value $1 per share                                                  1,569                 1,547
Authorized shares:   2,000,000,000
Outstanding shares:  1,568,951,000 at December 31, 1994
                     1,546,518,000 at December 31, 1993
Additional paid-in capital (i)                                                        15,825                14,324
Guaranteed ESOP obligation                                                              (305)                 (355)
Foreign currency translation adjustments                                                 145                   (32)
Retained earnings                                                                        687               ( 2,110)
                                                                                     -------              --------
Total shareowners' equity                                                             17,921                13,374
                                                                                    --------               -------

TOTAL LIABILITIES AND SHAREOWNERS' EQUITY                                          $  79,262              $ 69,393
                                                                                   =========              ========

The accompanying footnotes are an integral part of the financial statements.

Form 8-K
January 24, 1995                                            AT&T Corp.

                  NOTES TO CONSOLIDATED FINANCIAL STATEMENTS
                 Dollars in millions except per share amounts


     (a) Previously reported quarterly results were restated to reflect the merger of AT&T Corp. and McCaw Cellular Communications, Inc. ("McCaw") which was accounted for as a pooling of interests. See also note (b). Previously reported quarterly results for 1993 were restated to reflect the adoption of Statement of Financial Accounting Standards (SFAS) No. 112 "Employers' Accounting for Postemployment Benefits." See also note (g).
         These restatements include certain other reclassifications to conform with the current presentation: (1) The reclassification, for prior quarters of 1994, of certain benefits customers earned through our targeted marketing programs for telecommunications services. For example, benefits redeemed as long distance minutes are reported as a direct reduction to telecommunications services revenues rather than selling, general and administrative expense. (2) The reclassification of certain revenues and related costs in the Global Information Solutions unit from products and systems to the rental and other services category for all prior quarters. (3) The reclassification of provisions for business restructuring to costs and operating expenses for previously reported quarters in 1993. These reclassifications did not affect operating income or net income for the periods.

     (b) On September 19, 1994, AT&T merged with McCaw. As a result,197.5 million shares of McCaw common stock were converted into AT&T common stock at an exchange ratio of one share of AT&T common stock for each McCaw share. In addition, AT&T assumed 11.3 million McCaw options which were converted into AT&T stock options at the same exchange ratio resulting in 11.3 million additional AT&T stock options at an average exercise price of $27.01. The merger was accounted for as a pooling of interests and the consolidated financial statements of AT&T have been restated for all periods prior to the merger to include the accounts and operations of McCaw. Intercompany transactions prior to 1994 have not been eliminated due to the immateriality of the amounts involved. There were merger-related expenses of $227 million in the third quarter ($169 million net of taxes) which are reported as selling, general and administrative expenses. Certain reclassifications have been made to McCaw's accounts to conform to AT&T's presentation. Operating results of the companies for the current presentation are:

                              Three Months Ended     Nine Months Ended
                                 September 30           September 30
                                1994      1993         1994      1993

SALES AND REVENUES
   AT&T                      $17,993     $16,662     $52,178    $48,697
   McCaw                         735         563       2,062      1,584
   Eliminations                  (79)          -        (256)         -
TOTAL                        $18,649     $17,225     $53,984    $50,281

NET INCOME (LOSS)
   AT&T                      $ 1,191     $ 1,051     $ 3,431    $(4,777)
   McCaw                         (95)        (29)         34     (1,905)
   Eliminations                  (46)          -         (93)         -
TOTAL                        $ 1,050     $ 1,002     $ 3,372    $(6,682)

Form 8-K
January 24, 1995                                            AT&T Corp.

(c) Provisions for business restructuring in the nine months ended September 30, 1993 totaled $308. These provisions included $215 for re-engineering customer support functions for telecommunications services (including $55 for employee relocation, $25 for outplacement costs, $30 for legal contingencies and $105 for closing facilities, lease terminations and asset abandonments associated with centralizing support services). There were also $93 in provisions to provide for lease terminations, closing facilities and other related expenses for restructuring activities in other areas.

         These provisions were reclassified as follows: $234 to selling, general and administrative expenses; $59 to the costs of products and systems; and $15 to other line items.

(d) In June 1993, AT&T sold its remaining 77% interest in UNIX System Laboratories, Inc. to Novell, Inc. in exchange for approximately 3% of Novell common stock. The gain on the sale was $217.

(e) AT&T Capital Corporation ("AT&T Capital") sold 14% of its common stock in an Initial Public Offering, thereby reducing AT&T's ownership to 86%. Due to the required recording of $18 of recourse loans by AT&T Capital to its senior management associated with the stock offering, a $9 loss was realized for the three and nine months ended September 30, 1993. The expected net gain on the sale after collecting these loans over seven years will be $6.

(f) Effective January 1, 1993, AT&T adopted SFAS No. 106, "Employers' Accounting for Postretirement Benefits Other Than Pensions." This standard requires companies to accrue for estimated future postretirement benefit expenses during the years employees are working and earning benefits for retirement. Previously, AT&T expensed these benefits as claims were incurred. AT&T recorded an after-tax charge of $7,023 ($4.55 per share) to record the unprovided portion of these liabilities as the cumulative effect of an accounting change in the first quarter of 1993. This accounting change does not affect cash flows.

(g) Effective January 1, 1993, AT&T adopted SFAS No. 112. This standard requires companies to accrue for estimated future postemployment benefits during the years employees are working and accumulating these benefits. Before this change in accounting method, AT&T recognized the separation costs as they were identified and disability benefits when paid. AT&T recorded an after-tax charge of $1,128 ($0.73 per share) to record the unprovided portion of these liabilities as the cumulative effect of an accounting change in the first quarter of 1993. This accounting change does not affect cash flows.

(h) Also effective January 1, 1993, AT&T adopted SFAS No. 109, "Accounting for Income Taxes." Among other provisions, this standard requires tax assets and liabilities to be determined using the enacted income tax rates for the years in which taxes will be paid or refunds received. Prior to 1993, AT&T's deferred tax accounts reflected the statutory rates that were in effect when the deferrals were initiated. The adoption of SFAS No. 109 reduced net income by $1,457 million, or $0.94 per share, as a result of deferred liabilities that were created by McCaw's acquisitions prior to the merger. This reduction was recorded as the cumulative effect of an accounting change in the first quarter of 1993. This accounting change does not affect cash flows.

(i) On June 24, 1994, LCH Communications ("LCH"), a subsidiary of LIN Broadcasting ("LIN"), redeemed all of their outstanding redeemable preferred stock in exchange for all of the capital stock of one of its subsidiaries. As a result of the redemption, the net assets were eliminated and a gain on the sale of assets of $12 million and a tax benefit of $74 million were recorded. There was also an increase in additional paid-in capital and minority interests of $408 million and $376 million, respectively.

Form 8-K
January 24, 1995                                           AT&T Corp.



                                 SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.









                                            AT&T Corp.





                                       By:  S.L. Prendergast
                                            Vice President and Treasurer








January 24, 1995